AXIS Capital Holdings Limited Investment Portfolio Supplemental Information and Data September 30, 2010 Exhibit 99.3

Cautionary Note on Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private
Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-
looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Total Cash and Invested Assets
Total Cash and Invested Assets: $12.8 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches and credit funds.
(As of September 30, 2010)
Equities
2% Short Term
Investments
1%
Other Investments
4%
Municipals
6%
Corporates
34%
Foreign Govt Agency
6%
Cash & Cash
Equivalents
9%
US Govt/Agency
11%
Agency MBS
16%
ABS
5%
Non Agency RMBS
2%
Non Agency CMBS
4%
AAA
20%
AA
9%
Equities
2%
Below BBB
2%
BBB
10%
A
17%
US
Govt/Agency/Cash &
Cash
Equivalents/Agency
MBS
36%
Other Investments
(unrated)
4%

Non-Agency CMBS: Detail
Fair Value ($ in millions)
Net Unrealized Gain ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB Total
2010 $21 $- $- $- $21
2009 13 7 - - 20
2008 8 - - - 8
2007 43 - 58 1 102
2006 71 21 12 - 104
2005 93 5 7 - 105
Other 134 6 1 - 141
Total $383 $39 $78 $1 $501
Net
Unrealized $25 $2 $6 $- $33

Key Characteristics
• 76.4% AAA, 96.5% senior/super senior tranches
• 114 securities
• Weighted average life of 4.33 years
• Duration of 3.25
• Book yield is 5.48%
• Average price of 106% of par
(As of September 30, 2010)
Total Non Agency CMBS: $501 Million
(4% of total portfolio)
$-
$20
$40
$60
$80
$100
$120
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009 2010
AAA AA A BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009 2010
AAA AA A BBB

Non-Agency CMBS: Detail (Continued)
• Average loan to value of the underlying collateral is 74.0
• Average subordination has improved to 28.1% from 26.7% at origination
• Current percentage of defeased collateral is 7.63%
• Average current collateral delinquency is 13.45%
Asset Class
Amortized
Cost
Net Unrealized
Gain Fair Value
Office $147 $10 157
Retail 146 10 156
Multifamily 68 5 73
Hotel 36 3 39
Industrial 24 2 26
Mixed use 12 1 13
Self storage 10 1 11
Mobile home 8 - 8
Healthcare 5 - 5
Other 12 1 13
Total $468 $33 $501

Years to Maturity
Amortized
Cost
Net Unrealized
Gain Fair Value
< 2 $118 $3 $121
2.1 – 3 35 2 37
3.1 – 4 53 7 60
4.1 – 5 75 4 79
5.1 – 7 175 17 192
7.1 – 10 7 - 7
> 10 5 - 5
Total $468 $33 $501
Collateral Property Type ($ in millions) Maturity Detail ($ in millions)
(As of September 30, 2010)

Agency and Non-Agency RMBS:  Detail
Key Characteristics – Non Agency RMBS
• Non-Agency RMBS have an amortized cost
of $229 million with net unrealized loss of
$7 million
• This sector includes prime, Alt-A and
subprime collateral
• Non-Agency RMBS is 59.3% AAA-rated as
detailed on the following slides
Total Agency and Non-Agency RMBS: $2.3 Billion
(18% of total portfolio)
Key Characteristics – Agency RMBS
• Primarily pass-through securities
issued by the Federal Home Loan
Mortgage Corporation, Federal
National Mortgage Association, and the
Government National Mortgage
Association
• These securities have an amortized cost
of $2.0 billion with a net unrealized gain
of $50 million
• Duration of 2.21
• Book yield is 3.44%
(As of September 30, 2010)
Agency RMBS
90%
Non-Agency
RMBS
10%

Non-Agency RMBS: Detail
Fair Value ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB
Below
BBB Total
2010 $29 $- $- $- $- $29
2009 2 - - - - 2
2007 12 - 1 - 21 34
2006 6 1 - - 22 29
2005 20 3 - 11 21 55
2004 31 1 2 1 1 36
Other 31 4 - - 1 36
Total $131 $9 $3 $12 $66 $221
Net
Unrealized $(2) $(2) $- $(1) $(2) $(7)
Net Unrealized (Loss) ($ in millions)

Key Characteristics
• 59.3% AAA
• 169 securities
• Weighted average life of  5.75 years
• Duration of 0.10
• Book yield is 5.68%
• Average price of 90% par
(As of September 30, 2010)
$-
$10
$20
$30
$40
$50
$60
Pre
2001
2002 2003 2004 2005 2006 2007 2009 2010
AAA AA A BBB Below BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2009 2010
AAA AA A BBB Below BBB

Non-Agency RMBS: Detail (Continued)
Years to Maturity
Amortized
Cost
Net Unrealized
Loss Fair Value
< 2 $41 $- $41
2.1 – 3 29 - 29
3.1 – 4 52 (1) 51
4.1 – 5 27 (1) 25
5.1 – 7 49 (3) 46
7.1 – 10 15 (1) 13
>10 16 (1) 15
Total $229 $(7) $221
Maturity Detail ($ in millions)

•
The fair value of securities with Subprime content is $14 million
• The fair value of securities with Alt-A content is $55 million
(As of September 30, 2010)
Note: Our Alt-A and Subprime classification is determined by the underlying collateral. A security with any level of Alt-A or Subprime collateral is classified as such even if the majority of the collateral is prime.

Corporate Debt:  Detail
Total Corporate Debt: $4.3 Billion
(34% of total portfolio)
(As of September 30, 2010)
*Medium-Term Notes primarily comprise European credit issuances
Direct Non
Financials
49%
Medium Term
Notes*
6%
Direct Financials
45%
• Average corporate debt rating  A
• Weighted average life of years 4.52
• Duration of 3.57
• Book Yield is 3.87%

Corporate Debt – Financials: Details
Financials by Subsector: $1.9 Billion
(15% of total portfolio)

(As of September 30, 2010)
Commercial Finance
3%
Consumer Finance
4%
Corporate Finance
6%
US
Banking/Brokerage
45%
Insurance
3%
Foreign Banks
22%
Non US Govt
Guaranteed
17%
Amortized
Cost
Net Unrealized
Gain Fair Value
US Banking / Brokerage $826 $43 $869
Commercial Finance 54 4 58
Consumer Finance 82 3 85
Corporate Finance 114 3 117
Foreign Banks 409 9 418
Insurance 57 2 59
Non US Govt Guaranteed 309 10 319
Total $1,851 $74 $1,925
• Included in Investment Grade Corporate Debt for
Financials are $104 million of FDIC guaranteed bonds

Corporate Debt – Financials: Details (Continued)
Amortized
Cost
Net
Unrealized
Gain Fair Value
JP Morgan Chase $146 $9 $155
Bank of America 122 5 127
General Electric Co 114 1 115
Citigroup Inc 112 7 119
Goldman Sachs 98 7 105
Morgan Stanley 90 4 94
HSBC Holdings PLC 73 3 76
US Bancorp 66 2 68
Wells Fargo & Co 60 2 62
Credit Suisse 45 2 47
Top 10 Direct Financial Holdings ($ in millions)
Amortized
Cost
Net
Unrealized
Gain Fair Value
AAA $395 $12 $407
AA 433 14 447
A 899 41 940
BBB 102 6 108
Below BBB 22 1 23
Total $1,851 $74 $1,925
Financials by Rating ($ in millions)
(As of September 30, 2010)

Corporate Debt – Non-Financials:  Detail
Amortized
Cost
Net Unrealized
Gain Fair Value
Communications $428 $29 $457
Consumer cyclicals 147 4 151
Consumer non cyclicals 407 26 433
Electric 321 23 344
Energy 225 18 243
Industrial 201 12 213
Natural gas 134 5 139
Other 8 1 9
Technology 121 5 126
Transportation 32 1 33
Total $2,024 $124 $2,148
Non-Financials By Subsector: $2.1 Billion
(17% of total portfolio)
(As of September 30, 2010)

Consumer cyclicals
7%
Technology
6%
Other
0%
Industrial
10%
Transportation
2%
Communications
22%
Natural gas
6%
Energy
11%
Consumer non
cyclicals
20%
Electric
16%
Subsector Detail ($ in millions)

Top 10 Direct Non-Financial Holdings ($ in millions)
Corporate Debt – Non-Financials:  Detail (Continued)
Amortized
Cost
Net Unrealized
Gain Fair Value
Verizon
Communications
Inc. 76 10 86
Duke Energy Corp 60 5 65
AT&T 56 3 59
Kraft Foods Inc. 53 4 57
BP PLC 51 4 55
Anheuser-Busch 45 3 48
Directv 41 1 42
Roche Holding AG
37 4 41
Dominion
Resources Inc 39 2 41
Daimler AG
36 1 37
Amortized
Cost
Net Unrealized
Gain Fair Value
AAA $48 $2 $50
AA 168 11 179
A 834 63 897
BBB 838 47 885
Below BBB 136 1 137
Total $2,024 $124 $2,148
Non Financials by Rating ($ in millions)

(As of September 30, 2010)

Corporate Debt – Medium-Term Notes:  Detail
• Credit issuances accessed via medium-term notes which employ leverage
• Current leverage 0.29 (for each unit of client capital an additional 0.29 of borrowed capital is employed)
• Investment results driven by changes in credit spreads and the yield based on LIBOR plus the credit spread
• Average yield of medium-term notes is LIBOR + 312 bps
Fair Value by Region
Amortized
Cost
Net Unrealized
Gain
Fair
Value
% of Total
Portfolio
Medium-Term Notes $210 $27 $237 1.9
Fair Value by Rating Fair Value by Sector
Medium-Term Notes ($ in millions)
(As of September 30, 2010)
Middle East
2%
UK
35%
Western Europe
55%
Eastern Europe
4%
Other
4%
Below BBB
25%
BBB
38%
AAA
1%
AA
6%
A
30%
ABS
15%
Financials
21%
Corporate &
Sovereign
64%

ABS:  Detail
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
Auto $334 $9 $343
CLO –
debt tranches 56 (14) 42
CDO 4 - 4
Credit card 84 1 85
Equipment 25 - 25
Student Loan 127 2 129
Other ABS 35 - 35
Total $665 $(2) $663

ABS by Subsector: $663 Million
(5% of total portfolio)
(As of September 30, 2010)
Auto
52%
Other ABS
5%
Equipment
4%
Credit card
13%
CDO
1%
CLO - debt
tranches
6%
Student Loan
19%
Subsector Detail ($ in millions)

ABS: Detail (Continued)
Years to Maturity
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
< 2 $291 $4 $295
2.1 – 3 121 2 123
3.1 – 4 50 (9) 41
4.1 – 5 54 (2) 52
5.1 – 7 60 1 61
7.1 – 10 49 2 51
>10 40 - 40
Total $665 $(2) $663

Maturity Detail ($ in millions)
Vintage Detail ($ in millions)
(As of September 30, 2010)
Vintage AAA AA A BBB
Below
BBB Total
2010 $232 $- $- $- $- $232
2009 181 - - - - 181
2008 108 - - - - 108
2007 34 - - - - 34
2006 10 - - - - 10
Other 54 - 8 9 27 98
Total $619 $- $8 $9 $27 $663
Net
Unrealized $13 $ - $(2) $(2) $(11) $(2)
Key Characteristics
• 93.3% AAA
• 100 securities
• Weighted average life of  years 4.15
• Duration of  1.24
• Book yield is 1.93%
• Average price of 102% of par
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
AAA $606 $13 $619
AA - - -
A 10 (2) 8
BBB 11 (2) 9
Below BBB 38 (11) 27
Total $665 $(2) $663
Rating Detail ($ in millions)
Net Unrealized Gain/(Loss) ($ in millions)

Other Investments Overview
CLO - equity
tranches
11%
Credit funds
19%
Hedge
Funds
70%
Total Other Investments: $533 million
(4% of total portfolio)
(As of September 30, 2010)

Key Characteristics
• Credit funds – invest in bank loans, investment grade credit and distressed debt
• CLO equity tranches – equity tranches of cash flow collateralized loan obligations that invest primarily in first-lien bank loans
• Fund of Funds – seek to achieve attractive risk adjusted total returns by investing in a large diversified portfolio of asset managers
• Single managers – invest in event driven, equity long short, and energy MLP strategies
Hedge Funds
Total Other Investments